                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-8 of our report dated March 31, 1998, except as to the stock split described in Note 11, which is as of May 15, 1998, which appears on page F-2 of BindView Development Corporation's Form S-1
(No. 333-52833) for the year ended December 31, 1997.



/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Houston, Texas
February 22, 1999